UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2026

Sono Group N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-41066	98-1828632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waldmeisterstrasse 93, Munich, Germany	80935
(Address of principal executive offices)	(Zip Code)

+49 (0)89 4520 5818

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	SSM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2026, Sono Group N.V. (the “Company”) issued a convertible debenture (the “Debenture”) to YA II PN, Ltd. (“Yorkville”) in the aggregate principal amount of $600,000.

The Debenture matures on January 26, 2027, which maturity date may be extended at the option of Yorkville. Further, interest accrues on the outstanding principal balance of the Debenture at an annual rate of 12%, which will increase to an annual rate of 18% upon an Event of Default (as defined in the Debenture). for so long as such Event of Default remains uncured. Yorkville will have the right to convert the Debenture into Ordinary Shares of the Company at the lower of (i) a price per Ordinary Share equal to $18.75 or (ii) 85% of the lowest daily volume weighted average price of the Ordinary Shares during the seven consecutive trading days immediately preceding the conversion date or other date of determination (the “Variable Conversion Price”); provided that the Variable Conversion Price may not be lower than the Floor Price (as defined in the Debenture) then in effect or the nominal value of one Ordinary Share. Net proceeds to the Company from the Debenture were $600,000.

The foregoing description of the Debenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Debenture, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 above is incorporated by reference into this Item 3.02.

The Debenture was issued in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended. Any Ordinary Shares issuable upon conversion of the Debenture will be issued without registration under the Securities Act in reliance on applicable exemptions therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit	Description of Exhibit

10.1	Convertible Debenture dated January 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By /s/ Kevin McGurn
Name:	Kevin McGurn
Title:	CEO and Managing Director

Date: January 29, 2026